                              Exhibit 10.15
                                                      Quit rent has been
                                                      changed from RM 2,402
                                                      to Rm. 4,966-00 pursuant
                                                      to Section 101 of the
                                                      National Land Code
                                                      commencing form 1st
                                                      January 1994 (Penang)
                                                      P.U. No. 18 dated 28th
                                                      April 1994)

quit rent has been                ENGLISH TRANSLATION
changed from RM992-00
to RM2, 483-00 pursuant           (amended)                (N.L.C. 20A)
to Section 101 of the
National Land Code                National Land Code
commencing from 1st
January 1984 (Penang)                 Form 11A
P.U. No. 38 dated
22nd December 1983)                 (Section 177)

                  (Qualified Title Corresponding to Registry Title)

   Q.T. Register  :  District of SOUTH WEST                    Q.T. (R) No. 19
                                   State of PENANG

                             DOCUMENT OF QUALIFIED TITLE

                            CATEGORY OF LANDUSE: /INDUSTRY


*Mukim 12

                                          L.O. No. PDBP.609/41/72

*Lease for a term of sixty (60) years     Provisional Area 1.14 acres-49659 sq.
                                          ft.

Expiring on 21st May 2033                 Annual Rent $992-00
                                                  (PTG/PM/BD/26(2))

                        SPECIAL CONDITIONS OF QUALIFIED TITLE

1. This title is subject to the provisions of the National Land Code and to the all the express conditions and restrictions:

(a) that is, the alienation herein is             Delete (a), (b)
    approved subject to the aforesaid,            (c) as appropriate
    see the letter numbered PTG/PM/BD/26(2)

(c) enclosure herein

2.   In the plan of the land below, the               To be used for the
boundaries shown in red, not having been              purpose of
established by survey, are provisional only.          amalgamation only

Sketch Plan                            The land described above is
                                       held by  the proprietor for the
                                       time being  named in the record
                                       of proprietorship below.

                                       Registered this 22nd May 1973

                                       Seal of the Registrar
                                       of Land Titles, Penang

                                                             ..........
                                                             Registrar

                                                      National Land Code
                                                      commencing from 1st
                                                      January 1994
                                                      (Penang) P.U. No. 18
                                                      dated 28th April 1994)


quit rent has been           ENGLISH TRANSLATION
changed from RM992-00
to RM2, 483-00                                             (N.L.C. 20A)
pursuant to Section           National Land Code
101 of the National
Land Code commencing              Form 11A
from 1st January
1984 (Penang) P.U.
No. 38 dated 22nd
December 1983)

                               (Section 177)

                  (Qualified Title Corresponding to Registry Title)


Q.T. Register:  District of SOUTH WEST                          Q.T. (R) No. 19

                                   State of PENANG

                             DOCUMENT OF QUALIFIED TITLE

                            CATEGORY OF LANDUSE: /INDUSTRY

*Mukim 12

                                       L.O. No. PDBP.609/41/72

*Lease for a term of sixty (60) years     Provisional Area 1.14 acres-49659 sq.
                                          ft.

Expiring on 21st May 2033              Annual Rent $992-00
                                                       (PTG/PM/BD/26(2))

                        SPECIAL CONDITIONS OF QUALIFIED TITLE

1. This title is subject to the provisions of the National Land Code and to the all the express conditions and restrictions:

(a)   that is, the alienation               Delete (a), (b)
herein is approved subject to               (c) as appropriate
the aforesaid, see the letter
numbered PTG/PM/BD/26(2)

(b)   enclosure herein                 To be used for the purpose of
                                       amalgamation only

2. In the plan of the land below, the boundaries shown in red, not having been established by survey, are provisional only.

Sketch Plan                            The land described above is held by the
                                       proprietor for the time being named in
                                       the record of proprietorship below.

                                       Registered this 22nd May 1973




                                       Seal of the Registrar
                                       of Land Titles, Penang

                                       Registrar

                                       Issue document of title issued this 22nd
                                       May 1973

                                       Seal of the Registrar
                                       of Land Titles, Penang




                                                 .
                                            Pendaftar


To be completed when the title is issued in continuation

Date of first alienation

No. of original title (final or qualified)

No. of immediately preceding title (if different from above)

                        RECORD OF PROPRIETORSHIP, OF DEALINGS
                         AND OF OTHER MATTERS AFFECTING TITLE


PENANG DEVELOPMENT CORPORATION
    No longer in force

Seal of the Registrar
of Land Titles, Penang



Land Transfer Presentation No. 70/76
Volume No. 179 Folio No. 13
All/ share of the land belonging to
PENANG DEVELOPMENT CORPORATION
is transferred to  :

Transferee                   Share

NS Electronics Sdn. Bhd.     ALL

Registered on 6th January
1976 at 2.44 a.m./p.m.


Seal of the Registrar
of land Titles, Penang



         Payment of RM60-00 for
         certified copy had
         been paid vide Receipt
         no. 1021 dated 17/1/97
         Certified Copy


         Legal Seal

                        RECORD OF PROPRIETORSHIP, OF DEALINGS
                         AND OF OTHER MATTERS AFFECTING TITLE

                                                 ENCLOSURE "A"

Express Conditions  :

    (i) The proprietor shall within two years from the date of alienation or within such further term as may be approved by the State Authority erect a factory building or buildings on the land hereby alienated in accordance with the plan approved by the local authority and shall maintain the building or buildings so erected to the satisfaction of the Collector of Land Revenue, Balik Pulau.

    (ii) The proprietor shall treat, dispose of, or caused to be treated and disposed of trade effluents in a manner to the satisfaction of the Collector of Land Revenue, Balik Pulau.

   (iii) The proprietor shall pay and discharge all taxes, rates, assessments and charges whatsoever which may be payable for the time being in respect of the land hereby alienated or any part thereof, levied by the Rural District Council, Penang Island, or any other authority.

    (iv) The proprietor shall ensure that 25% of the employees engaged in the business for which the land is hereby alienated shall be Malays.

    Restrictions in Interest

    (i) The land hereby alienated shall not be transferred, charged, leased, subleased or otherwise in any manner dealt with or disposed of without the written sanction of the State Authority.

                                      Quit rent has been changed from RM 2,402
                                      to Rm. 4,966-00 pursuant to Section 101
                                      of the National Land Code commencing
                                      form 1st January 1994 (Penang) P.U. No.
                                      18 dated 28th April 1994)

quit rent has been changed        ENGLISH TRANSLATION
from RM992-00 to RM2,
483-00 pursuant to                National Land Code       (N.L.C. 20A)
Section 101 of the National
Land Code commencing from            Form 11A
1st January 1984 (Penang)
P.U. No. 38 dated
22nd December 1983)

                                    (Section 177)

                  (Qualified Title Corresponding to Registry Title)

Q.T. Register:  District of SOUTH WEST   Q.T. (R) No. 44
                                   State of PENANG

                             DOCUMENT OF QUALIFIED TITLE

                            CATEGORY OF LANDUSE:  INDUSTRY

*Town/Mukim 12
*Grant in perpetuity                   L.O. No. PDBP.609/41/72
*Lease for a term of sixty (60) years  Provisional Area approximately 5 acres
Expiring on 7th May 2036               Annual Rent $4,350-00 (PTG/PM/BD/53(52)
                                                           PTBP/PM/3/74)

                        SPECIAL CONDITIONS OF QUALIFIED TITLE

1. This title is subject to the provisions of the National Land Code and to the all the express conditions and restrictions:

                                  EXPRESS CONDITIONS


    (i) The Proprietor shall within two years from the date of alienation or within such further term as may be approved by the State Authority erect a factory building or buildings on the land hereby alienated in accordance with the plan approved by the local authority and shall maintain the building or buildings so erected to the satisfaction of the State Authority.

    (ii) The Proprietor shall treat, dispose of, or caused to be treated and disposed of trade effluents in a manner to the satisfaction of the State Authority.

   (iii) The Proprietor shall pay and discharge all taxes, rates, assessments and charges whatsoever which may be payable for the time being in respect of the land hereby alienated or any part thereof, levied by the Rural District Council, Penang.

    (iv) The Proprietor shall ensure that 30% of the employees engaged in the business for which the land is hereby alienated shall be Malays.

                             RESTRICTIONS IN INTEREST

    (i) The land hereby alienated shall not be transferred, charged, leased, subleased or otherwise in any manner dealt with or disposed of without the written sanction of the State Authority.

         The land hereby alienated shall not be subdivided.

To be used 2.  In the plan of the land below, the boundaries shown in red, not
having for the         been established by survey, are provisional only.


purpose of
amalgamation only

                                     Sketch Plan






The land described above is held       Issue document of title issued this
by the proprietor for the time being   8th March 1976
named in the record of proprietorship
below.

Registered this 8th March 1976


Seal of the Registrar                  Seal of the Registrar
of Land titles, Penang                 of Land Titles, Penang

                        Illegible                          Illegible

                        Registrar                          Registrar


               To be completed when the title is issued in continuation

                        RECORD OF PROPRIETORSHIP, OF DEALINGS
                         AND OF OTHER MATTERS AFFECTING TITLE


                                            A/share of land is leased
                                            by National Semiconductor
                                            Sdn. Bhd. To Tenaga Nasional
                                            Berhad for 30 years commence-
                                            ing on 5th January 199   to
                                            4th January 2023

                                            Registered on 16th August
                                            1994 at 2:45p.m.

                                            Seal of the Registrar
                                            of Land Titles, Penang


Land Transfer Presentation No. 11688/79
Volume No. 290 Folio No. 38
All/ share of the land belonging to
MALAYSIAN INDUSTRIAL ESTATES SENDIRAN BERHAD is transferred to  :

Transferee                   Share
N.S. ELECTRONIC SD. BHD.          ALL
Registered on 21st September
1979 at 10.42 a.m./

Seal of the Registrar
of Land Titles, Penang


Change of Name Volume 84 Folio 118
name N.S. Electronics Sdn. Bhd. Is
changed to as follows:

National Semiconductor Sdn. Bhd.

Registered on 16th August 1994 at
2.45/p.m.

Seal of the Registrar
of Land Titles, Penang

Quit rent has been changed   ENGLISH TRANSLATION
from RM. . . to RM22,515-00
pursuant to Section 101 of   ISSUE DOCUMENT
the National Land Code       OF TITLE
commencing form 1st                                   (N.L.C. 20A-Pin.  2/76)
January 1994 (Penang)        National Land Code
P.U. No. 18 dated 28th
April 1994)                  Form 11A



                             Section 177)

                  (Qualified Title Corresponding to Registry Title)

Q.T. Register  :  District of    SOUTH WEST            Q.T. (R) No. 3400-Mk 12

                                   State of PENANG

                             DOCUMENT OF QUALIFIED TITLE

                            CATEGORY OF LANDUSE:  INDUSTRY

*Town/Village//Mukim 12
*Grant in Perpetuity                   L.O. No. 215
*Lease for a term of sixty (60) years  Provisional Area 5.16864 acres.
Expiring on 17th November 2042         Annual Rent $1,497-50   $4,567-50
PTG/PM/BD/62/A(4)                      PTBP/A/17/81

                        SPECIAL CONDITIONS OF QUALIFIED TITLE

1. This title is subject to the provisions of the National Land Code and to the following express conditions and restrictions :

                                  EXPRESS CONDITIONS

  (i) The subsequent proprietor registered after the Penang Development Corporation shall within two years from the date of alienation or within such further term as may be approved by the State Authority erect a factory building or buildings on the land hereby alienated in accordance with the plan approved by the local authority and shall maintain the building or buildings so erected to the satisfaction of the State Authority.

(ii) The subsequent proprietor registered after the Penang Development Corporation shall treat, dispose of, or caused to be treated and disposed of trade effluents in a manner to the satisfaction of the State Authority.

(iii) The subsequent proprietor registered after the Penang Development Corporation shall pay and discharge all taxes, rates, assessments and charges whatsoever which may be payable for the time being in respect of the land hereby alienated or any part thereof, levied by the Penang Municipal Council.

(iv) The subsequent proprietor registered after the Penang Development Corporation shall ensure that 30% of the employees engaged in the business for which the land is hereby alienated shall be Mmalays.
      Payment of RM60-00 for certified copy had been paid vide Receipt no. 1021 dated 17/7/97 Certified copy

                               RESTRICTIONS IN INTEREST

  (i) The land hereby alienated shall not be transferred, charged, leased, subleased or otherwise in any manner dealt with or disposed of without the subleased or otherwise in any manner dealt with or disposed of without the written sanction of the State Authority.

 (ii) The land hereby alienated shall not be subdivided.

2. In the Plan of the land below, the boundaries shown in red, not having been established by survey, are provisional only.


                                     Sketch Plan



The land described  above is held           Issue document of title issued
by the proprietor for the time being        this 18th November 1982
named in the record of proprietorship
below.

Registered on 18th November 1982

Seal of the Registrar                       Seal of the Registrar
of Land Titles, Penang                      of Land Titles, Penang


Illegible                                               Illegible
 .........                                               .......
Registrar                                               Registrar


         To be completed when the title is issued in continuation

         Date of first alienation -

         No. of original title (final or qualified) -

         No. of immediately preceding title (if different from above)

                        RECORD OF PROPRIETORSHIP, OF DEALINGS
                         AND OF OTHER MATTERS AFFECTING TITLE


                                  No longer in force


                                                      Seal of the Registrar
                                                      of Land Titles, Penang




Transfer of Land Presentation No. 6679/83
Volume No. 417 Folio No. 198
All/    share of the land belonging to
PENANG DEVELOPMENT CORPORATION
is transferred to   :

Transferee                   Share
----------                   -----
NATIONAL SEMICONDUCTOR
SENDIRIAN BERHAD             ALL

Registered on 9th June 1983
at 10.43 a.m.


Seal of the Registrar
of Land Titles, Penang

                 DATED THIS           DAY OF                    1997




                                       BETWEEN




                            NATIONAL SEMICONDUCTOR SDN BHD
                                    (the "Vendor")




                                         AND




                      FAIRCHILD SEMICONDUCTOR (MALASIA) SADN BHD
                                   (the "Purchase")





                             SALE AND PURCHASE AGREEMENT

                                     CONTENTS


NO   DESCRIPTION                                                       PAGE
--   -----------                                                       ----
1.   AGREEMENT SALE..................................................    2
2.   AGREEMENT UNCONDITIONAL.........................................    2
3.   PAYMENT OF TOTAL PURCHASE.......................................    2
4.   CLOSING DATE....................................................    2
5.   THE PURCHASER'S SOLICITORW OBLIGATION IN RESPECT
       OF THE RETENTION SUM..........................................    3
6.   RETENTION SUM...................................................    3
7.   COMPLIANCE WITH THE REAL PROPERTY GAIN TAX ACT 1976.............    4
8.   EXECUTION OF TRANSFER...........................................    4
9.   TENANCY.........................................................    4
10.  APPORTIONMENT OF QUIT RENT AND ASSESSMENTS......................    4
11.  COVENANTS, WARRANTIES AND UNDERTAKINGS OF THE VENDOR............    5
12.  INDEMNITY.......................................................    6
13.  ACQUISITION.....................................................    6
14.  CAVEAT..........................................................    6
15.  TIME............................................................    6
16.  COSTS...........................................................    7
17.  NOTICE..........................................................    7
18.  SUCCESSORS, ETC. BOUND..........................................    7
19.  GOVERNING LAW...................................................    7
20.  MASTER ASSET PURCHASE AGREEMENT.................................    7

     EXECUTION.......................................................    8

THIS AGREEMENT is made this day of                                          1997

BETWEEN

NATIONAL SEMICONDUCTOR SDN BHD a private limited company incorporated in Malaysia having its registered address at Bayan Lepas Free Industrial Zone, 11900 Bayan Lepas, Penang, Malaysia (the "Vendor")

AND

FAIRCHILD SEMICONDUCTOR (MALAYSIA) SDN BHD a private limited company incorporated in Malaysia and having its registered office at No. 16-2B, Second Floor, Jalan 1/76D, Desa Panda, 55100 Kuala Lumpur (the "Purchaser") of the other part.

WHEREAS:

(A) The Vendor is the registered proprietor of all that piece of land held under H.S.(D) 3400 Mk12 PT 215, Mukim 12 Daerah Barat Daya, Penang, measuring approximately an area of 5.16864 acres (hereinafter referred to as the "Said Property").

(B) The document of title to the Said Property is endorsed with express conditions and/or restrictions-in-interest

(C) The Vendor has agreed to sell and the Purchaser has agreed to purchase the Said Property subject to the conditions of title express or implied affecting the same but otherwise free from all encumbrances and with an existing tenancy on one storey of a two storey building situated on the Said Property with Dynacraft Industries Sdn Bhd pursuant to a tenancy agreement dated 20 January 1996 (the "Tenancy") at the total purchase price of price of Ringgit Thirty Three Million Five Hundred Thousand only (RM33,500,000) (hereinafter referred to as the "Total Purchase Price") subject to the terms and conditions hereinafter appearing.

NOW IT IS HEREBY AGREED as follows:

1.   AGREEMENT FOR SALE

     Subject to the provisions of this Agreement, the Vendor shall sell and the Purchaser shall purchase the Said Property subject to the conditions of title express or implied affecting the same but otherwise free from all encumbrances and with vacant possession at the Total Purchase Price and upon the terms and subject to the conditions herein contained.


2.   AGREEMENT UNCONDITIONAL

     The Agreement shall be unconditional.


3.   PAYMENT OF TOTAL PURCHASE PRICE

3.1 The Total Purchase Price shall be paid by the Purchaser to the Vendor on 11 March 1997 (the "Closing Date").

3.2 All moneys paid to the Vendor pursuant to this Agreement are paid on the condition that they shall become repayable to the Purchaser if the Transfer (as hereinafter defined) cannot be registered for any reason whatsoever due to the Purchaser's default.

     In such event, the Vendor hereby agrees to refund all the said moneys upon the expiry of seven (7) days from the date of receipt by the Vendor of a notice from the Purchaser requesting for such refund, failing which the Vendor shall in addition pay to the Purchaser interest thereon at the rate often per centum (10%) per annum, calculated from the day next after the expiry of the said seven (7) days to the date of receipt by the Purchaser of such payment based on a three hundred and sixty-five (365) day year on the actual number of days elapse, such interest to be payable together with the said moneys.

4.   CLOSING DATE

4.1 Upon payment buy the Purchaser of the Total Purchase Price on or before the expiry of the Closing Date, the Vendor shall deliver or cause to be delivered to the Purchaser's Solicitors:

     (a) the valid and registerable memorandum of transfer of the Said Property from the Vendor in favour of the Purchaser (hereinafter referred to as the "Transfer");

     (b) all other relevant documents including the issue document of title to the Said Property to effect the registration of the Purchaser as the proprietor of the Said Property; and

     (c) the latest receipts for payment of all quit rent and assessment payable in respect of the Said Property.

5.   THE PURCHASER'S SOLICITORS OBLIGATION IN RESPECT OF THE RETENTION SUM

     Shearn Delamore, of 6 Floor Wisma Penang Gardeb, No. 42 Jalan Sultan Ahmad Shab 10050, Penang (the "Purchaser's Solicitors") shall be paid by the Vendor on the Closing Date, such sum (hereinafter referred to as the "Retention Sum") as shall be required to be retained by Purchaser pursuant to the provisions of the Real Property Gains Tax Act 1976 or any amendment, re-enactment or re-certification htereof (hereinafter referred to as the "Act").

6.   RENTION SUM

     The Retention Sum shall be deposited by the Purchaser's Solicitors with a bank or other financial institution (hereinafter referred to as the "Bank") and placed on fixed deposit in the name of the Purchaser's Solicitors for period of one (1) month each. The Purchaser's Solicitors shall, and the parties hereto hereby authorize them to do so, pay to the Director-General of the Inland Revenue Board, Malaysia, out of the Retention Sum and all interest earned thereon such sum as may be deemed by requisition as defined in the Act served on the Purchaser or the Vendor pursuant to the Act unless the Purchaser's Solicitors shall have received a notice of clearance from the Director-General to the effect that no real property gains tax is payable or that the said tax as assessed by the Director-General has been paid, as the case may be, in which event the Retention Sum shall be released forthwith to the Vendor by the Purchaser's Solicitors together with all interest earned thereon upon receipt of such notice of clearance from the Director-General. PROVIDED FURTHER that if the sale and purchase hereunder of the Said Property shall be rescinded in accordance with the provisions of this Agreement, the Purchaser's Solicitors shall unless the Purchaser otherwise direct immediately cause the Retention Sum together with all interest earned thereon to be withdrawn from fixed deposit upon withdrawal immediately pay the same (after deduction or any penalty levied by the Bank for early withdrawal) to the Purchaser.

7.   COMPLIANCE WITH THE REAL PROPERTY GAINS TAX ACT 1976

7.1 Each party hereto hereby covenants and undertakes with the other party hereto:

     (a) to duly submit such notifications and execute and do all documents acts and things on each of their part to be executed and done under the Act; and

     (b) to indemnify and save harmless the other party hereto against all liabilities penalties actions proceedings demands and costs resulting from their respective default if any in complying with the Act.

7.2 Without prejudice to the generality of the foregoing, the Vendor hereby undertakes that it will bear and pay all taxes if any chargeable under the Act on the disposal of the Said Property (if any) and keep the Purchaser, their successors-in-title, assigns and persons deriving title thereunder indemnified in respect thereof.

8.   EXECUTION OF TRANSFER

     The parties hereto shall simultaneously with the execution of this Agreement, execute the Transfer and deliver the same to the Purchaser's Solicitors to present the same to the Collector of Stamp Duty for adjudication as to the stamp duty chargeable thereon.

9.   TENANCY

     The Said Property shall be sold subject to the Tenancy.

10.  APPORTIONMENT OF QUIT RENT AND ASSESSMENTS

     All quit rent and assessment charges payable in respect of the Said Property shall be apportioned as at the Closing Date, as the case may be, and any sum due by virtue of such apportionment shall be paid or allowed as the case may be on the date of apportionment. PROVIDED ALWAYS that the Vendor shall indemnify the Purchaser, their successors-in-title, assigns and persons deriving title thereunder in respect of all penalties fines and damages which may arise as a result of any late payments or defaults in payment by the Vendor in respect of such quit rent and assessment charges if such are incurred prior to the date of apportionment.

11.  COVENANTS, WARRANTIES AND UNDERTAKINGS OF THE VENDOR

11.1 Subject to Clause 9, as at the date hereof, the Vendor hereby covenants, undertakes, warrants and represents to and with the Purchaser that:

     (a) the Vendor has the power and authority to enter into this Agreement and to do all acts and things on its part to be done and performed pursuant hereto;

     (b) the Said Property is free from all encumbrances and to the best of this knowledge and belief no impediment exists which would impede, prevent, affect or obstruct the registration of the Transfer of the Said Property from the Vendor to the Purchaser;

     (c) there are no rates, charges, taxes or other outgoings which are in arrears and outstanding in respect of the Said Property;

     (d) all express and implied conditions of title to the Said Property have been complied with;

     (e) there are no subsisting sale and purchase agreements in respect of the Said Property or any part thereof between the Vendor and any third party or parties;

     (f) the Vendor shall not hereafter save with consent of the Purchaser mortgage, charge, transfer, sell, convey or otherwise deal with the Said Property so as to encumber, encroach upon or divest the Purchaser of its rights, title and interest to the Said Property.

11.2 The Vendor further covenants, warrants and undertakes to and with the Purchaser that all warranties and undertakings on his part herein contained will be fulfilled down to and will be true and correct at completion in all respects as if they had been entered into afresh at completion.

11.3 Notwithstanding the completion of the sale and purchase hereunder, all covenants, warranties, undertakings and obligations, given hereunder or undertaken herein shall continue hereafter to subsist for so long as may be necessary to give effect to each and every one of them in accordance with the terms hereof.

12.  INDEMNITY

     The Vendor shall indemnify the Purchaser, its successors-in-title and assigns against all losses, claims, damages and costs suffered or otherwise incurred by the Purchaser arising out of or resulting from any misrepresentation or breach of warranty or covenant of the Vendor as herein set out and against all liability in respect of any taxes fees or charges payable in respect of the Said Property prior to the Closing Date under any Act of Parliament or any instrument rule or order made under any Act of Parliament or any regulation bye-law or instrument of any local authority or of any statutory or other appropriate body.

13.  ACQUISITION

     The Vendor hereby warrants and undertakes to the Purchase that as at the date of execution of this Agreement there has not been any acquisition of the Said Property or any part thereof and that the same is not subject to any acquisition or intended acquisition by any governmental statutory urban or municipal authority and that no advertisement in the Government Gazette of such intention has been published pursuant to the Land Acquisition Act 1960 or any amendment re-enactment or re-certification hereof.

14.  CAVEAT

     The Purchaser shall be entitled at any time after the execution of this Agreement at its own cost and expense to lodge with the appropriate authorities a private caveat against any dealing with the Said Property until the registration of the Transfer in favour of the Purchaser. PROVIDED THAT in the event this Agreement is terminated pursuant to the provisions hereof, the Purchaser shall at its own cost and expense withdraw the aforesaid private caveat PROVIDED FURTHER THAT for the purpose of effecting the registration of the Transfer the Purchaser shall at its own cost and expense withdraw the aforesaid private caveat.

15.  TIME

     Time is of the essence of this Agreement.

16.  COSTS

     Each party shall bear its own solicitor's costs in respect of the sale and purchase hereunder. The parties shall bear in equal proportion the expenses of all stamp and registration fees together with such other disbursements of and incidental to the registration of the Transfer of the Said Property.

17.  NOTICE

     Any notice or request with reference to this Agreement shall be in writing and shall be deemed to have been sufficiently served or given for all purposes herein on the respective parties hereto if left by hand, or sent by facsimile, telex, telegram or prepaid registered post to the party to whom it is addressed at the address above stated or to such address as the addressee party may notify to the other in writing or to their respective solicitors or agents duly authorised and shall in the case of a notice or request sent by facsimile be deemed to have been served on the day of the transmission of such notice or communication provided such day is a business day and if it is not, such notice or communication shall be deemed to be served on the next succeeding business day and confirmation of transmission is received or registered and a confirmation of the facsimile is sent by prepaid registered post. Any notice or communication sent by telex, telegram or prepaid registered post shall be deemed to have been given a the time when it ought in the ordinary course of transmission or post have been received.

18.  SUCCESSORS, ETC. BOUND

     This Agreement shall be binding upon the respective heirs, personal representatives, successors-in-title and permitted assigns of the parties hereto.

19.  GOVERNING LAW

     The validity, interpretation and performance of this Agreement shall be interpreted in accordance with the laws of Malaysia.

20.  MASTER ASSET PURCHASE AGREEMENT

     This Agreement is entered into to fulfill the terms of the Asset Purchase Agreement between National Semiconductor Corporation and Fairchild Semiconductor Corporation dated the same date hereof (the "Master Asset Purchase Agreement"). If there shall be any inconsistency between the provisions of this Agreement and the Master Asset Purchase Agreement, the provisions of the Master Asset Purchase Agreement shall prevail.



IN WITNESS WHEREOF the parties hereto have hereunto set their hands hereunder.


The Vendor

Signed by               )
for and on behalf of    )
in the presence of      )



The Purchaser

Signed by               )
for and on behalf of    )
in the presence of      )

                   DATED THIS           DAY OF                1997


                                       BETWEEN


                            NATIONAL SEMICONDUCTOR SDN BHD
                                    (the "Vendor")


                                         AND



                      FAIRCHILD SEMICONDUCTOR (MALAYSIA) SDN BHD
                                  (the "Purchaser")




                             SALE AND PURCHASE AGREEMENT

                                      CONTENTS

NO   DESCRIPTION                                                PAGE
---  ------------                                               ----

1.   AGREEMENT FOR SALE                                         2

2.   AGREEMENT UNCONDITIONAL                                    2

3.   PAYMENT OF TOTAL PURCHASE                                  2

4.   CLOSING DATE                                               2

5.   THE PURCHASER'S SOLICITORS OBLIGATION IN RESPECT
     OF THE RETENTION SUM                                       3

6.   RETENTION SUM                                              3

7.   COMPLIANCE WITH THE REAL PROPERTY GAIN TAX ACT 1976        4

8.   EXECUTION OF TRANSFER                                      4

9.   TENANCY                                                    4

10.  APPORTIONMENT OF QUIT RENT AND ASSESSMENTS                 4

11.  COVENANTS, WARRANTIES AND UNDERTAKINGS OF THE VENDOR       5

12.  INDEMNITY                                                  6

13.  ACQUISITION                                                6

14.  CAVEAT                                                     6

15.  TIME                                                       6

16.  COSTS                                                      7

17.  NOTICE                                                     7

18.  SUCCESSORS, ETC. BOUND                                     7

19.  GOVERNING LAW                                              7

20.  MASTER ASSET PURCHASE AGREEMENT                            7

         EXECUTION                                              7

THIS AGREEMENT is made this day of                                1997.


BETWEEN


NATIONAL SEMICONDUCTOR SDN BHD a private limited company incorporated in Malaysia having its registered address at Bayan Lepas Free Industrial Zone, 11900 Bayan Lepas, Penang, Malaysia (the "Vendor").


AND


FAIRCHILD SEMICONDUCTOR (MALAYSIA) SDN BHD a private limited company incorporated in Malaysia and having its registered office at No. 16-2B, Second Floor, Jalan 1/76D, Desa Pandan, 55100 Kuala Lumpur (the "Purchaser") of the other part.

WHEREAS:

(A) The Vendor is the registered proprietor of all that piece of land held under H.S. (D) 19 No. PT PDBP, 609/41/72, Mukim 12 Daerah Barat Daya, Penang, measuring approximately an area of 1.14 acres (hereinafter referred to as the "Said Property").

(B) The document of title to the Said Property is endorsed with express conditions and/or restrictions-in-interest.

(C) The Vendor has agreed to sell and the Purchaser has agreed to purchase the Said Property subject to the conditions of title express or implied affecting the same but otherwise free from all encumbrances and with vacant possession at the total purchase price of Ringgit Three Million Five Hundred and Fifty Thousand only (RM3,550,000) (hereinafter referred to as the "Total Purchase Price") subject to the terms and conditions hereinafter appearing.

NOW IT IS HEREBY AGREED as follows:-

1.       AGREEMENT FOR SALE

         Subject to the provisions of this Agreement, the Vendor shall sell and the Purchaser shall purchase the Said Property subject to the conditions of title express or implied affecting the same but otherwise free from all encumbrances and with vacant possession at the Total Purchase Price and upon the terms and subject to the conditions herein contained.

2.       AGREEMENT UNCONDITIONAL

         This Agreement shall be unconditional.

3.       PAYMENT OF TOTAL PURCHASE PRICE

3.1 The Total Purchase Price shall be paid by the Purchaser to the Vendor on 11 March 1997 (the "Closing Date").

3.2 All moneys paid to the Vendor pursuant to this Agreement are paid on the condition that they shall become repayable to the Purchaser if the Transfer (as hereinafter defined) cannot be registered for any reason whatsoever not due to the Purchaser's default.

         In such event, the Vendor hereby agrees to refund all the said moneys upon the expiry of seven (7) days from the date of receipt by the Vendor of a notice from the Purchaser requesting for such refund, failing which the Vendor shall in addition pay to the Purchaser interest thereon at the rate often per centum (10%) per annum, calculated from the day next after the expiry of the said seven (7) days to the date of receipt by the Purchaser of such payment based on a three hundred and sixty-five (365) day year on the actual number of days elapsed, such interest to be payable together with the said moneys.

4.       CLOSING DATE

4.1 Upon payment by the Purchaser of the Total Purchaser Price on or before the expiry of the Closing Date, the Vendor shall deliver or cause to be delivered to the Purchaser's Solicitors:-

         (a) the valid and registerable memorandum of transfer of the Said Property from the Vendor in favour of the Purchaser (hereinafter referred to as the "Transfer");

         (b) all other relevant documents including the issue document of title to the Said Property to effect the registration of the Purchaser as the proprietor of the Said Property; and

         (c) the latest receipts for payments of all quit rent and assessment payable in respect of the Said Property.

5.       THE PURCHASER'S SOLICITORS OBLIGATION IN RESPECT OF THE RENTENTION SUM

         Shearn Delamore, of 6 Floor Wisma Penang Garden, No. 42 Jalan Sultan Ahmad Shah 10050, Penang (the "Purchaser's Solicitors") shall be paid by the Vendor on the Closing Date, such sum (hereinafter referred to as the "Retention Sum") as shall be required to be retained by the Purchaser pursuant to the provisions of the Real Property Gains Tax Act 1976 or any amendment, re-enactment or re-certification thereof (hereinafter referred to as the "Act").

6.       RETENTION SUM

6.1. The Retention Sum shall be deposited by the Purchaser's Solicitors with a bank or other financial institution (hereinafter referred to as the "Bank") and placed on fixed deposit in the name of the Purchaser's Solicitors for periods of one (1) month each. The Purchaser's Solicitors shall, ad the parties hereto hereby authorise them to do so, pay to the Director-General of the Inland Revenue Board, Malaysia, out of the Retention Sum and all interest earned thereon such sum as may be demanded by requisition as defined in the Act served on the Purchaser or the Vendor pursuant to the Act unless the Purchaser's Solicitors shall have received a notice of clearance from the Director-General to the effect that no real property gains tax is payable or that the said tax as assessed by the Director-General has been paid, as the case may be, in which event the Retention Sum shall be released forthwith to the Vendor by the Purchaser's Solicitors together with all interests earned thereon upon receipt of such notice of clearance from the Director-General. PROVIDED

         FURTHER that if the sale and purchase hereunder of the Said Property shall be rescinded in accordance with the provisions of this Agreement, the Purchaser's Solicitors shall unless the Purchaser otherwise direct immediately cause the Retention Sum together with all interest earned thereon to be withdrawn from fixed deposit and upon withdrawal immediately pay the same (after deduction or any penalty levied by the Bank for early withdrawal) to the Purchaser.

7.       COMPLIANCE WITH THE REAL PROPERTY GAINS TAX ACT 1976

7.1 Each party hereto covenants and undertakes with the other party hereto:-

         (a) to duly submit such notifications and execute and do all documents acts and things on each of their part to be executed and done under the Act, and

         (b) to indemnify and save harmless the other party hereto against all liabilities penalties actions proceedings demands and costs resulting from their respective default if any in complying with the Act.

7.2 Without prejudice to the generality of the foregoing, the Vendor hereby undertakes that it will bear and pay all taxes if any chargeable under the Act on the disposal of the Said Property (if any) and keep the Purchaser, their successors-in-title, assigns and persons deriving title thereunder indemnified in respect thereof.

8.       EXECUTION OF TRANSFER

         The parties hereto shall simultaneously with the execution of this Agreement, execute the Transfer and deliver the same to the Purchaser's Solicitors to present the same to the Collector of Stamp Duty for adjudication as to the stamp duty chargeable thereon.

9.       VACANT POSSESSION

         Vacant possession of the Said Property shall be delivered by the Vendor to the Purchaser upon receipt of the Total Purchase Price by the Purchaser's Solicitors in accordance with Clause 3 hereof.

10.      APPORTIONMENT OF QUIT RENT AND ASSESSMENTS

         All quit rent and assessment charges payable in respect of the Said Property shall be apportioned as at the date of delivery of vacant possession of the Said Property and any sums due by virtue of such apportionment shall be paid or allowed as the case may be on the date of apportionment. PROVIDED ALWAYS that the Vendor shall indemnify the Purchaser, their successors-in-title, assigns and persons deriving title thereunder in respect of all penalties fines and damages which may arise as a result of any late payments or defaults in payment by the Vendor in respect of such quit rent and assessment charges if such are incurred prior to the date of apportionment.

11.      COVENANTS, WARRANTIES AND UNDERTAKINGS OF THE VENDOR

11.1 As at the date hereof, the Vendor hereby covenants, undertakes, warrants and represents to and with the Purchase that:-

         (a) the Vendor has the power and authority to enter into this Agreement and to do all acts and things on its part to be done and performed pursuant hereto;

         (b) the Said Property is free from all encumbrances and to the best of this knowledge and belief no impediment exists which would impede, prevent, affect or obstruct the registration of the Transfer of the Said Property from the Vendor to the Purchaser.

         (c) there are no rates, charges, taxes or other outgoings which are in arrears and outstanding in respect of the Said Property.

         (d) all express and implied conditions of title to the Said Property have been complied with;

         (e) there are no subsisting sale and purchase agreements in respect of the Said Property or any part thereof between the Vendor and any third party or parties;

         (f) there are no other party or parties with any valid or legal claim interest or benefit in the Said Property or any part thereof;

         (g) the Vendor shall not hereafter save with the consent of the Purchaser mortgage, charge, transfer, sell, convey or otherwise deal with the Said Property so as to encumber, encroach upon or divest the Purchaser of its rights, title and interest to the Said Property.

11.2 The Vendor further covenants, warrants and undertakes to and with Purchaser that all warranties and undertakings on his part herein contained will be fulfilled down to and will be true and correct at completion in all respects as if they had been entered into afresh at completion.

11.3 Notwithstanding the completion of the sale and purchase hereunder, all covenants, warranties, undertakings and obligations given hereunder or undertaken herein shall continue hereafter to subsist for so long as may be necessary to give effect to each and every one of them in accordance with the terms hereof.

12.      INDEMNITY

         The Vendor shall indemnify the Purchaser, its successors-in-title and assigns against all losses, claims, damages and costs suffered or otherwise incurred by the Purchaser arising out of or resulting from any misrepresentation or breach of warranty or covenant of the Vendor as herein set out and against all liability in respect of any taxes fees or charges payable in respect of the Said Property prior to the date of delivery of vacant possession of the Said Property referred to in Clause 9 hereof under any Act of Parliament or any instrument rule or order made under any Act of Parliament or any regulation bye-law or instrument of any local authority or of any statutory or other appropriate body.

13.      ACQUISITION

13.1 The Vendor hereby warrants and undertakes to the Purchase that as at the date of execution of this Agreement there has not been any acquisition of the Said Property or any part thereof and that the same is not subject to any acquisition or intended acquisition by any governmental statutory urban or municipal authority and that no advertisement in the Government Gazette of such intention has been published pursuant to the Land Acquisition Act 1960 or any amendment re-enactment or re-certification hereof.

14.      CAVEAT

         The Purchaser shall be entitled at any time after the execution of this Agreement at its own cost and expense to lodge with the appropriate authorities a private caveat against any dealing with the Said Property until the registration of the Transfer in favor of the Purchaser. PROVIDED THAT in the event this Agreement is terminated pursuant to the provisions hereof, the Purchaser shall at its own cost and expense withdraw the aforesaid private caveat PROVIDED FURTHER THAT for the purpose of effecting the registration of the Transfer the Purchaser shall at its own cost and expense withdraw the aforesaid private caveat.

15.      TIME

         Time is of the essence of this Agreement.

16.      COSTS

         Each party shall bear its own solicitor's costs in respect of the sale and purchase hereunder. The parties shall bear in equal proportion, the expenses of all stamp and registration fees together with such other disbursements of and incidental to the registration of the Transfer of the Said Property.

17.      NOTICE

         Any notice or request with reference to this Agreement shall be in writing and shall be deemed to have been sufficiently served or given for all purposes herein on the respective parties hereto if left by hand or sent by facsimile, telex, telegram or prepaid registered post to the party to whom it is addressed at the address above stated or to such address as the addressee party may notify to the other in writing or to their respective solicitors or agents duly authorized and shall in the case of a notice or request sent by facsimile be deemed to have been served on the day of the transmission of such notice or communication provided such day is a business day and if it is not, such notice or communication shall be deemed to be served on the next succeeding business day and conformation of transmission is received or registered and a confirmation of the facsimile is sent by prepaid registered post. Any notice or communication sent by telex, telegram or prepaid registered post shall be deemed to have been given at the time when it ought in the ordinary course of transmission or post to have been received.

18.      SUCCESSORS, ETC BOUND

         This Agreement shall be binding upon the respective heirs, personal representatives, successors-in-title and permitted assigns of the parties hereto.

19.      GOVERNING LAW

         The validity, interpretation and performance of this Agreement shall be interpreted in accordance with the laws of Malaysia.

20.      MASTER ASSET PURCHASE AGREEMENT

         This Agreement is entered into to fulfill the terms of the Asset Purchase Agreement between National Semiconductor Corporation and Fairchild Semiconductor Corporation dated the same date hereof (the "Master Asset Purchase Agreement"). If there shall be any inconsistency between the provisions of this Agreement and the Master Asset Purchase Agreement, the provisions of the Master Asset Purchase Agreement shall prevail.

IN WITNESS WHEREOF the parties hereto have hereunto set their hands hereunder.

The Vendor

Signed by               )

for and on behalf of    )
in the presence of      )


The Purchaser

Signed by               )
for and on behalf of    )
in the presence of      )

                     DATED THIS 11TH DAY OF MARCH, 1997


                                  BETWEEN


                       NATIONAL SEMICONDUCTOR SDN BHD
                               (the "Vendor")


                                     AND


                  FAIRCHILD SEMICONDUCTOR (MALAYSIA) SDN BHD
                              (the "Purchaser")



                  -------------------------------------------

                       SALE AND PURCHASE AGREEMENT

                  -------------------------------------------

                                  CONTENTS

NO       DESCRIPTION                                            PAGE
--       -----------                                            ----
1.       AGREEMENT FOR SALE.......................................2

2.       AGREEMENT UNCONDITIONAL..................................2

3.       PAYMENT OF TOTAL PURCHASE................................2

4.       CLOSING DATE.............................................2

5.       THE PURCHASER'S SOLICITORW OBLIGATION IN RESPECT
         OF THE RETENTION SUM.....................................3

6.       RETENTION SUM............................................3

7.       COMPLIANCE WITH THE REAL PROPERTY GAIN TAX ACT 1976......4

8.       EXECUTION OF TRANSFER....................................4

9.       TENANCY..................................................4

10.      APPORTIONMENT OF QUIT RENT AND ASSESSMENTS...............4

11.      COVENANTS, WARRANTIES AND UNDERTAKINGS OF THE VENDOR.....5

12.      INDEMNITY................................................6

13.      ACQUISITION..............................................6

14.      CAVEAT...................................................6

15.      TIME.....................................................6

16.      COSTS....................................................7

17.      NOTICE...................................................7

18.      SUCCESSORS, ETC. BOUND...................................7

19.      GOVERNING LAW............................................7

20.      MASTER ASSET PURCHASE AGREEMENT..........................7

         EXECUTION    8

THIS AGREEMENT is made this day of MARCH 11, 1997

BETWEEN

NATIONAL SEMICONDUCTOR SDN BHD a private limited company incorporated in Malaysia having its registered address at Bayan Lepas Free Industrial Zone, 11900 Bayan Lepas, Penang, Malaysia (the "Vendor")

AND

FAIRCHILD SEMICONDUCTOR (MALAYSIA) SDN BHD a private limited company incorporated in Malaysia and having its registered office at No. 16-2B, Second Floor, Jalan 1/76D, Desa Pandan, 55100 Kuala Lumpur (the "Purchaser") of the other part.

WHEREAS:-

(A) The Vendor is the registered proprietor of all that piece of land held under H.S.(D) 44 PT 169, Mukim 12 Dacrah Barat Daya, Penang, measuring approximately an area of 5 acres (hereinafter referred to as the "Said Property").

(B) The document of title to the Said Property is endorsed with express conditions and/or restrictions-in-interest.

(C) The Vendor has agreed to sell and the Purchaser has agreed to purchase the Said Property subject to the conditions of title express or implied affecting the same but otherwise free from all encumbrances and with vacant possession at the total purchase price of Ringgit Twenty Two Million Two Hundred Thousand (RM22,200,000) (hereinafter referred to as the "Total Purchase Price") subject to the terms and conditions hereinafter appearing.

NOW IT IS HEREBY AGREED as follows:

1.  AGREEMENT FOR SALE

    Subject to the provisions of this Agreement, the vendor shall sell and the Purchaser shall purchase the Said Property subject to the conditions of title express or implied affecting the same but otherwise free from all encumbrances and with vacant possession at the Total Purchase Price and upon the terms and subject to the conditions herein contained.

2.  AGREEMENT UNCONDITIONAL

    This Agreement shall be unconditional.

3.  PAYMENT OF TOTAL PURCHASE PRICE

3.1 The Total Purchase Price shall be paid by the Purchaser to the Vendor on 11 March 1997 (the "Closing Date").

3.2 All moneys paid to the Vendor pursuant to this Agreement are paid on the conditions that they shall become repayable to the Purchaser if the Transfer (as hereinafter defined) cannot be registered for any reason whatsoever not due to the Purchaser's default.

    In such event, the Vendor hereby agrees to refund all the said moneys upon the expiry of seven (7) days from the date of receipt by the Vendor of a notice from the Purchaser requesting for such refund, failing which the Vendor shall in addition pay to the Purchaser interest thereon at the rate of often per centum (10%) per annum, calculated from the day next after the expiry of the said seven (7) days to the date of receipt by the Purchaser of such payment based on a three hundred and sixty-five
    (365) day year on the actual number of days elapsed, such interest to be payable together with the said moneys.

4.  CLOSING DATE

4.1 Upon payment by the Purchaser of the Total Purchase Price on or before the expiry of the Closing Date, the vendor shall deliver or cause to be delivered to the Purchaser's Solicitors:

(a) the valid and registrable memorandum of transfer of the Said Property from the Vendor in favour of the Purchaser (hereinafter referred to as the "Transfer");

(b) all other relevant documents including the issue document of title to the Said Property to effect the registration of the Purchaser as the proprietor of the Said Property; and

(c) the latest receipts for payments of all quit rent and assessment payable in respect of the Said Property.

5.  THE PURCHASER'S SOLICITORS OBLIGATION IN RESPECT OF THE RETENTION SUM

    Shearn Delamore, of 6 Floor Wisma Penang Garden, No. 42 Jalan Sultan Ahmad Shah 10050, Penang (the "Purchaser's Solicitors:) shall be paid by the Vendor on the Closing Date, such sum (hereinafter referred to as the "Retention Sum") as shall be required to be retained by the Purchaser pursuant to the provisions of the Real Property Gains Tax Act 1976 or any amendment, re-enactment or re-certification thereof (hereinafter referred to as the "Act").

6.  RETENTION SUM

6.1 The Retention Sum shall be deposited by the Purchaser's Solicitors with a bank or other financial institution (hereinafter referred to as the "Bank") and placed on fixed deposit in the name of the Purchaser's Solicitors for periods of one (1) month each. The Purchaser's Solicitors shall, and the parties hereto hereby authorize them to do so, pay to the Director-General of the Inland Revenue Board, Malaysia, out of the retention Sum and all interest earned thereon such sum as may be demanded by requisition as defined in the act served on the Purchaser or the Vendor pursuant to the Act unless Purchaser's Solicitors shall have received a notice of clearance from the Director-General to the effect that no real property gains tax is payable or that the said tax as assessed by the Director-General has been paid, as the case may be, in which event the Retention Sum shall be released forthwith to the vendor by the Purchaser's Solicitors together with all interest earned thereon upon receipt of such notice of clearance from the director-general. PROVIDED FURTHER that if the sale and purchase hereunder of the Said Property shall be rescinded in accordance with the provisions of this Agreement, the Purchaser's Solicitors shall unless the Purchaser otherwise direct immediately cause the Retention Sum together with the interest earned thereon to be withdrawn from fixed deposit and upon withdrawal immediately pay the same (after deduction or any penalty levied by the Bank for early withdrawal) to the Purchaser.

7.  COMPLIANCE WITH THE REAL PROPERTY GAINS TAX ACT 1976

7.1 Each party hereto hereby covenants and undertakes with the other party hereto:-

    a) to duly submit such notifications and execute and do all documents acts and things on each of their part to be executed and done under the Act, and

    (b) to indemnify and save harmless the other party hereto against all liabilities penalties actions proceedings demands and costs resulting from their respective default if any in complying with the Act.

7.2. Without prejudice to the generality of the foregoing, the Vendor hereby undertakes that it will bear and pay all taxes if any chargeable under the Act on the disposal of the said Property (if any) and keep the Purchaser, their successors-in-title, assigns and persons deriving title thereunder indemnified in respect thereof.

8.  EXECUTION OF TRANSFER

    The parties hereto shall simultaneously with the execution of this Agreement, execute the Transfer and deliver the same to the Purchaser's Solicitors to present the same to the collector of Stamp Duly for adjudication as to the stamp duly chargeable thereon.

9.  VACANT POSSESSION

    Vacant possession of the Said Property shall be delivered by the Vendor to the Purchaser upon receipt of the Total Purchase Price by the Purchaser's Solicitors in accordance with Clause 3 hereof.

10. APPORTIONMENT OF QUIT RENT AND ASSESSMENTS

    All quit rent and assessment charges payable in respect of the Said Property shall be apportioned as at the date of delivery of vacant possession of the Said Property and any sums due by virtue of such apportionment shall be paid or allowed as the case may be on the date of apportionment. PROVIDED ALWAYS that the Vendor shall indemnify the Purchaser, their successors-in-title, assigns and persons deriving title thereunder in respect of all penalties fines and damages which may arise as a result of any late payments or defaults in payments by the Vendor in respect of such quit rent and assessment charges if such are incurred prior to the date of apportionment.

11. COVENANTS, WARRANTIES AND UNDERTAKINGS OF THE VENDOR

11.1 As at the date hereof, the Vendor hereby covenants, undertakes, warrants and represents to and with the Purchaser that:

    (a) the Vendor has the power and authority to enter into this Agreement and to do all acts and things on its part to be done and performed pursuant hereto;

    (b) the Said Properly is free from all encumbrances and to the best of this knowledge and belief no impediment exists which would impede, prevent, affect or obstruct the registration of the Transfer of the Said Property from the Vendor to the Purchaser;

    (c) there are no rates, charges, taxes or other outgoings which are in arrears and outstanding in respect of the Said Property;

    (d) all express and implied conditions of title to the Said Property have been complied with;

    (e) there are no subsisting sale and purchase agreements in respect of the Said Property or any part thereof between the Vendor and any third party or parties;

    (f) there are no other party or parties with any valid or legal claim interest or benefit in the Said Property or any part thereof.


    (g) the Vendor shall not hereafter save with the consent of the Purchaser mortgage, charge, transfer, sell, convey or otherwise deal with the Said Property so as to encumber, encroach upon or divest the Purchaser of its rights, title and interest to the Said Property.

11.2. The Vendor further covenants, warrants and undertakes to and with the Purchaser that all warranties and undertakings on his part herein contained will be fulfilled down to and will be true and correct at completion in all respects as if they had been entered into afresh at completion.

11.3 Notwithstanding the completion of the sale and purchase hereunder, all covenants warranties, undertakings and obligations given hereunder or undertaken herein shall continue hereafter to subsist for so long as may be necessary to give effect to each and every one of them in accordance with the terms hereof.

12. INDEMNITY

    The Vendor shall indemnify the Purchaser, its successors-in-title and assigns against all losses, claims, damages and costs suffered or otherwise incurred by Purchaser arising out of or resulting from any misrepresentation or breach of warranty or covenant of the Vendor as herein set out and against all liability in respect of any taxes fees or charges payable in respect of the Said Property prior to the date of delivery of vacant possession of the Said Property referred to in Clause 9 hereof under any Act of Parliament or any instrument rule or order made under any Act of Parliament or any regulation bye-law or instrument of any local authority or of any statutory or other appropriate body.

13. ACQUISITION

13.1 The Vendor hereby warrants and undertakes to the Purchase that as at the date of execution of this Agreement there has not been any acquisition of the Said Property or any part thereof and that the same is not subject to any acquisition or intended acquisition by any government statutory urban or municipal authority and that no advertisement in the Government Gazette of such intention has been published pursuant to the Land Acquisition Act 1960 or any amendment re-enactment or re-certification hereof.

14. CAVEAT

    The Purchaser shall be entitled at any time after the execution of this Agreement at its own cost and expense to lodge with the appropriate authorities a private caveat against any dealing with the Said Property until the registration of the Transfer in favor of the Purchaser. PROVIDED THAT in the event this Agreement is terminated pursuant to the provisions hereof, the Purchaser shall at its own cost and expense withdraw the aforesaid private caveat PROVIDED FURTHER THAT for the purpose of effecting the registration of the Transfer the Purchaser shall at its own cost and expense withdraw the aforesaid private caveat.

15. TIME

    Time is of the essence of this Agreement.

16. COSTS

    Each party shall bear its own solicitor's costs in respect of the sale and purchase hereunder. The parties shall bear in equal proportion, the expenses of all stamp and registration fees together with such other disbursements of and incidental to the registration of the Transfer of the Said Property.

17. NOTICE

    Any notice or request with reference to this Agreement shall be in writing and shall be deemed to have been sufficiently served or given for all purposes herein on the respective parties hereto if left by hand or sent by facsimile, telex, telegram or prepaid registered post to the party to whom it is addressed at the address above stated or to such address as the addressee party may notify to the other in writing or to their respective solicitors or agents duly authorized and shall in the case of a notice or request sent by facsimile be deemed to have been served on the day of the transmission of such notice or communication shall be deemed to be served on the next succeeding business day and confirmation of transmission is received or registered and a confirmation of the facsimile is sent by prepaid registered post. Any notice or communication sent by telex, telegram or prepaid registered post shall be deemed to have been given at the time when it ought in the ordinary course of transmission or post to have been received.

18. SUCCESSORS, ETC BOUND

    This Agreement shall be binding upon the respective heirs, personal representatives, successors-in-title and permitted assigns of the parties hereto.

19. GOVERNING LAW

    The validity, interpretation and performance of this Agreement shall be interpreted in accordance with the laws of Malaysia.

20. MASTER ASSET PURCHASE AGREEMENT

    This Agreement is entered into to fulfill the terms of the Asset purchase Agreement between National Semiconductor Corporation and Fairchild Semiconductor corporation dated the same date hereof (the "Master Asset Purchase Agreement"). If there shall be any inconsistency between the provisions of this Agreement and the Master Asset Purchase Agreement, the provisions of the Master Asset Purchase Agreement shall prevail.

IN WITNESS WHEREOF the parties hereto have hereunto set their hands hereunder:

The Vendor
----------

Signed by               )
for and on behalf of    )
in the presence of      )

The Purchaser
-------------

Signed by               )
for and on behalf of    )
in the presence of      )

                       DATED THIS 11th DAY OF MARCH 1997



                                   BETWEEN



                        NATIONAL SEMICONDUCTOR SDN BHD
                                (the "Vendor")



                                     AND



                   FAIRCHILD SEMICONDUCTOR (MALAYSIA) SDN BHD
                              (the "Purchaser")






                     --------------------------------------


                          SALE AND PURCHASE AGREEMENT


                     --------------------------------------

                              TABLE OF CONTENTS


1.  AGREEMENT FOR SALE.......................................................38

2.  AGREEMENT UNCONDITIONAL..................................................38

3.  PAYMENT OF TOTAL PURCHASE PRICE..........................................38

4.  CLOSING DATE.............................................................39

5.  THE PURCHASER'S SOLICITORS OBLIGATION IN RESPECT OF THE RETENTION SUM....39

6.  RETENTION SUM............................................................39

7.  COMPLIANCE WITH THE REAL PROPERTY GAINS TAX 1976.........................40

8.  EXECUTION OF TRANSFER....................................................40

9.  VACANT POSSESSION........................................................40

10. APPOINTMENT OF QUIT RENT AND ASSESSMENTS.................................41

11. COVENANTS WARRANTIES AND UNDERTAKING OF THE VENDOR.......................41

12. INDEMNIFY................................................................42

13. ACQUISITION..............................................................42

14. CAVEAT...................................................................42

15. TIME.....................................................................42

16. COSTS....................................................................43

17. NOTICE...................................................................43

18. SUCCESSOR ETC BOUND......................................................43

19. GOVERNING LAW............................................................43

20. MASTER ASSET PURCHASE AGREEMENT..........................................43

THIS AGREEMENT is made this day of March 11, 1997

BETWEEN

NATIONAL SEMICONDUCTOR SDN BHD a private limited company incorporated in Malaysia having its registered address at Bayan Lepas Free Industrial Zone, 11900 Bayan Lepas, Penang, Malaysia (the "Vendor")

AND

FAIRCHILD SEMICONDUCTOR (MALAYSIA) SDN BHD a private limited company incorporated in Malaysia and having its registered office at No. 16-2B, Second Floor, Jalan 1/76D, Desa Pandan, 55100 Kuala Lumpur (the "Purchaser") of the other part.

WHEREAS-

(A) The Vendor is the registered proprietor of all that piece of land held under H.S.(D) 19 No. PT PDBP. 609/411/72, Mukim 12 Daerah Barat Daya, Penang, measuring approximately an area of 1.14 acres (hereinafter referred to as the "Said Property").

(B) The document of title to the Said Property is endorsed with express conditions and/or restrictions-in-interest.

(C) The Vendor has agreed to sell and the Purchaser has agreed to purchase the Said Property subject to the conditions of title express or implied affecting the same but otherwise free from all encumbrances and with vacant possession at the total purchase price of Ringgit Three Million Five Hundred and Fifty Thousand only (RM3.550,000) (hereinafter referred to as the "Total Purchase Price") subject to the terms and conditions hereinafter appearing.

NOW IT IS HEREBY AGREED as follows-

I.    AGREEMENT FOR SALE
      ------------------
        Subject to the provisions of this Agreement, the Vendor shall sell and the Purchaser shall purchase the Said Property subject to the conditions of title express or implied affecting the same but otherwise free from all encumbrances and with vacant possession at the Total Purchase Price and upon the terms and subject to the conditions herein contained.

II.   AGREEMENT UNCONDITIONAL
      -----------------------
        This Agreement shall be unconditional.

III.  PAYMENT OF TOTAL PURCHASE PRICE
      -------------------------------

      A. The Total Purchase Price shall be paid by the Purchaser to the Vendor on 11 March 1997 (the "Closing Date").

      B. All moneys paid to the Vendor pursuant to this Agreement are paid on the condition that they shall become repayable to the Purchaser if the Transfer (as hereinafter defined) cannot be registered for any reason whatsoever not due to the Purchaser' s default.

           In such event, the Vendor hereby agrees to refund all the said moneys upon the expiry of seven (7) days from the date of receipt by the Vendor of a notice from the Purchaser requesting for such refund, failing which the Vendor shall in addition pay to the Purchaser interest thereon at the rate often per centum (10%) per annum, calculated from the day next after the expiry of the said seven (7) days to the date of receipt by the Purchaser of such payment based on a three hundred and sixty-five (365) day year on the actual number of days elapsed, such interest to be payable together with the said moneys.

IV.   CLOSING DATE
      ------------
      A. Upon payment by the Purchaser of the Total Purchase Price on or before the expiry of the Closing Date, the Vendor shall deliver or cause to be delivered to the Purchaser's Solicitors:-

           1. the valid and registrable memorandum of transfer of the Said Property from the Vendor in favour of the Purchaser (hereinafter referred to as the "Transfer");

           2. all other relevant documents including the issue document of title to the Said Property to effect the registration of the Purchaser as the proprietor of the Said Property; and

           3. the latest receipts for payments of all quit rent and assessment payable in respect of the Said Property.

V.    THE PURCHASER'S SOLICITORS OBLIGATION IN RESPECT OF THE
      -------------------------------------------------------
      RETENTION SUM
      -------------
      Shearn Delarmore, of 6 Floor Wisma, Penang Garden, No. 42 Jalan Sultan Ahmad Shah 10050, Penang (the "Purchaser's Solicitors") shall be paid by the Vendor on the Closing Date, such sum (hereinafter referred to as the "Retention Sum") as shall be required to be retained by the Purchaser pursuant to the provisions of the Real Property Gains Tax Act 1976 or any amendment, re-enactment or re-certification thereof (hereinafter referred to as the "Act").

VI.   RETENTION SUM
      -------------

      A. The Retention Sum shall be deposited by the Purchaser' s Solicitors with a bank or other financial institution (hereinafter referred to as the "Bank") and placed on fixed deposit in the name of the Purchaser's Solicitors for periods of one (1) month each. The Purchaser's Solicitors shall, and the parties hereto hereby authorize them to do so, pay to the Director-General of the Inland Revenue Board, Malaysia, out of the Retention Sum and all interest earned thereon such sum as may be demanded by requisition as defined in the Act served on the Purchaser or the Vendor pursuant to the Act unless the Purchaser's Solicitors shall have received a notice of clearance from the Director-General to the effect that no real property gains tax is payable or that the said tax as assessed by the Director-General has been paid, as the case may be, in which event the Retention Sum shall be released forthwith to the Vendor by the Purchaser's Solicitors together with all interest earned thereon upon receipt of such notice of clearance from the Director General. PROVIDED FURTHER that if the sale and purchase hereunder of the Said Property shall be rescinded in accordance with the provisions of this Agreement, the Purchaser's Solicitors shall unless the Purchaser otherwise direct immediately cause the Retention Sum together with all interest earned thereon to be withdrawn from fixed deposit and upon withdrawal immediately pay the same (after deduction or any penalty levied by the Bank for early withdrawal) to the Purchaser.

VII.  COMPLIANCE WITH THE REAL PROPERTY GAINS TAX 1976
      ------------------------------------------------

      A. Each party hereto hereby covenants and undertakes with the other party hereto:

           1. to duly submit such notifications and execute and do all documents acts and things on each of their part to be executed and done under the Act; and

           2. to indemnify and save harmless the other party hereto against all liabilities, penalties, actions, proceedings, demands and costs resulting from their respective default if any in complying with the Act.

      B. Without prejudice to the generality of the foregoing, the Vendor hereby undertakes that it will bear and pay all taxes if any chargeable under the Act on the disposal of the Said Property (if any) and keep the Purchaser, their successors-in-title, assigns and persons deriving title thereunder indemnified in respect thereof.


VIII. EXECUTION OF TRANSFER
      ---------------------
      The parties hereto shall simultaneously with the execution of this Agreement, execute the Transfer and deliver the same to the Purchaser's Solicitors to present the same to the Collector of Stamp Duty for adjudication as to the stamp duty chargeable thereon.

IX.   VACANT POSSESSION
      -----------------

      Vacant possession of the Said Property shall be delivered by the Vendor to the Purchaser upon receipt of the Total Purchase Price by the Purchaser's Solicitors in accordance with Clause 3 hereof.

X.    APPOINTMENT OF QUIT RENT AND ASSESSMENTS
      ----------------------------------------
      All quit rent and assessment charges payable in respect of the Said Property shall be apportioned as at the date of delivery of vacant possession of the Said Properly and any sums due by virtue of such apportionment shall be paid or allowed as the case may be on the date of apportionment. PROVIDED ALWAYS that the Vendor shall indemnify the Purchaser, their successors-in-title, assigns and persons deriving title thereunder in respect of all penalties fines and damages which may arise as a result of any late payments or defaults in payment by the Vendor in respect of such quit rent and assessment charges if such are incurred prior to the date of apportionment.

XI.   COVENANTS WARRANTIES AND UNDERTAKING OF THE VENDOR
      --------------------------------------------------
      A. As at the date hereof, the Vendor hereby covenants, undertakes, warrants and represents to and with the Purchaser that:-

           1. the Vendor has the power and authority to enter into this Agreement and to do all acts and things on its part to be done and performed pursuant hereto;

           2. the Said Properly is free from all encumbrances and to the best of this knowledge and belief no impediment exists which would impede, prevent, affect or obstruct the registration of the Transfer of the Said Property from the Vendor to the Purchaser,

           3. there are no rates, charges, taxes or other outgoings which are in arrears and outstanding in respect of the Said Property;

           4. all express and implied conditions of title to the Said Property have been complied with;

           5. there are no subsisting sale and purchase agreements in respect of the Said Property or any part thereof between the Vendor and any third party or parties;

           6. there are no other party or parties with any valid or legal claim interest or benefit in the Said Property or any part thereof

           7. the Vendor shall not hereafter save with the consent of the Purchaser mortgage, charge, transfer, sell, convey or otherwise deal with the Said

                Property so as to encumber, encroach upon or divest the Purchaser of its rights, title and interest to the Said Property.

      B. The Vendor further covenants, warrants and undertakes to and with the Purchaser that warranties and undertakings on his part herein contained will be fulfilled down to and will be true and correct at completion in all respects as if they had been entered into afresh at competition.

      C. Notwithstanding the completion of the sale and purchase hereunder, all covenants, warranties, undertakings and obligations given hereunder or undertaken herein shall continue hereafter to subsist for so long as may be necessary to give effect to each and every one of them in accordance with the terms hereof.

XII.  INDEMNIFY
      ---------
      The Vendor shall indemnify the Purchaser. its successors-in-title and assigns against all losses, claims, damages and costs suffered or otherwise incurred by the Purchaser arising out of or resulting from any misrepresentation or breach of warranty or covenant of the Vendor as herein set out and against all liability in respect of any taxes fees or charges payable in respect of the Said Property prior to the date of delivery of vacant possession of the Said Property referred to in Clause 9 hereof under any Act of Parliament or any instrument rule or order made under any Act of Parliament or any regulation bye-law or instrument of any local authority or of any statutory or other appropriate body.

XIII. ACQUISITION
      -----------
      A. The Vendor hereby warrants and undertakes to the Purchase that as at the date of execution of this Agreement there has not been any acquisition of the Said Property or any pan thereof and that the same is not subject to any acquisition or intended acquisition by any governmental, statutory, urban, or municipal authority and that no advertisement in the Government Gazette of such intention has been published pursuant to the Land Acquisition Act 1960 or any amendment re-enactment or re-certification hereof.

XIV.  CAVEAT
      ------
      The Purchaser shall be entitled at any time after the execution of this Agreement at its own cost and expense to lodge with the appropriate authorities a private caveat against any dealing with the Said Property until the registration of the Transfer in favour of the Purchaser. PROVIDED THAT in the event this Agreement is terminated pursuant to the provisions hereof the Purchaser shall at its own cost and expense withdraw the aforesaid private caveat PROVIDED FURTHER THAT for the purpose of effecting the registration of the Transfer the Purchaser shall at its own cost and expense withdraw the aforesaid private caveat.

XV.   TIME
      ----

      Time is of the essence of this Agreement.

XVI.  COSTS
      -----
      Each party shall bear its own solicitor's costs in respect of the sale and purchase hereunder. The parties shall bear in equal proportion, the expenses of all stamp and registration fees together with such other disbursements of and incidental to the registration of the Transfer of the Said Property.

XVII. NOTICE
      ------
      Any notice or request with reference to this Agreement shall be in writing and shall be deemed to have been sufficiently served or given for all purposes herein on the respective parties hereto if left by hand or sent by facsimile, telex, telegram or prepaid registered post to the party to whom it is addressed at the address above stated or to such address as the addressee party may notify to the other in writing or to their respective solicitors or agents duly authorized and shall in the case of a notice or request sent by facsimile be deemed to have been served on the day of the transmission of such notice or communication provided such day is a business day and if it is not, such notice or communication shall be deemed to be served on the next succeeding business day and confirmation of transmission is received or registered and a confirmation of the facsimile is sent by prepaid registered post. Any notice or communication sent by telex, telegram or prepaid registered post shall be deemed to have been given at the nine when it ought in the ordinary course of transmission or post to have been received.

XVIII.SUCCESSOR ETC BOUND
      -------------------
      This Agreement shall be binding upon the respective heirs, personal representatives, successors-in-title and permitted assigns of the parties hereto.

XIX.  GOVERNING LAW
      -------------
      The validity, interpretation and performance of this Agreement shall be interpreted in accordance with the laws of Malaysia,

XX.   MASTER ASSET PURCHASE AGREEMENT
      -------------------------------
      This Agreement is entered into to fulfill the terms of the Asset Purchase Agreement between National Semiconductor Corporation and Fairchild Semiconductor Corporation dated the same date hereof (the "Master Asset Purchase Agreement"). If there shall be any inconsistency between the provisions of this Agreement and the Master Asset Purchase Agreement, the provisions of the Master Asset Purchase Agreement shall prevail.

IN WITNESS WHEREOF the parties hereto have hereunto set their hands hereunder.

The Vendor
----------

Signed by                )
for and on behalf of     )
in the presence of       )


The Purchaser
-------------

Signed by                )
for and on behalf of     )
in the presence of       )

                          DATED THIS 11th DAY OF MARCH 1997


                                       BETWEEN


                            NATIONAL SEMICONDUCTOR SDN BHD
                                    (the "Vendor")


                                         AND


                      FAIRCHILD SEMICONDUCTOR (MALAYSIA) SDN BHD
                                  (the "Purchaser")



                          ---------------------------------


                             SALE AND PURCHASE AGREEMENT

                          ---------------------------------

                                       CONTENTS

NO.  DESCRIPTION                                                           PAGE
---  -----------                                                           ----
1.   AGREEMENT FOR SALE...................................................  2
2.   AGREEMENT UNCONDITIONAL..............................................  2
3.   PAYMENT 0F TOTAL PURCHASE PRICE......................................  2
4.   CLOSING DATE.........................................................  2
5.   THE PURCHASER'S SOLICITORS OBLIGATION IN RESPECT OF THE RETENTION
       SUM................................................................  3
6.   RETENTION SUM........................................................  3
7.   COMPLIANCE WITH THE REAL PROPERTY GAINS TAX ACT 1976.................  4
8.   EXECUTION OF TRANSFER................................................  4
9.   TENANCY..............................................................  4
10.  APPORTIONMENT OF QUIT RENT AND ASSESSMENTS...........................  4
11.  COVENANTS, WARRANTIES AND UNDERTAKINGS OF THE VENDOR.................  4
12.  INDEMNITY............................................................  5
13.  ACQUISITION..........................................................  6
14.  CAVEAT...............................................................  6
15.  TIME.................................................................  6

16.  COSTS................................................................  6
17.  NOTICE...............................................................  6
18.  SUCCESSORS, ETC. BOUND...............................................  7
19.  GOVERNING LAW........................................................  7
20.  MASTER ASSET PURCHASE AGREEMENT......................................  7

     EXECUTION............................................................  8

                   THIS AGREEMENT is made this day of March 11, 1997


BETWEEN


NATIONAL SEMICONDUCTOR SDN BHD a private limited company incorporated in Malaysia having its registered address at Bayan Lepas Free Industrial Zone., 11900 Bayan Lepas, Penang, Malaysia (the "Vendor")


AND


FAIRCHILD SEMICONDUCTOR (MALAYSIA) SDN, BHD a private limited company incorporated in Malaysia and having its registered office at No. 16-2B, Second Floor, Jalan 1/76D, Desa Pandan, 55100 Kuala Lumpur (the " Purchaser`) of the other part.


WHEREAS:-

(A) The Vendor is the registered proprietor of all that piece of land held under H.S.(D) 3400.M4k12 PT 215, Mukim 12 Daerah Barat Daya, Penang, measuring approximately an area of 5.16864 acres (hereinafter referred to as the "Said Property").

(B) The document of title to the Said Property is endorsed with express conditions and/or restrictions-in-interest.

(C) The Vendor has agreed to sell and the Purchaser has agreed to purchase the Said Property subject to the conditions of title express or implied affecting the same but otherwise free from all encumbrances and with an existing tenancy on one storey of a two storey building situated on the Said Property with Dynacraft Industries Sdn Bhd pursuant to a tenancy agreement dated 20 January 1996 (the "Tenancy") at the total purchase price of price of Ringgit Thirty Three Million Five Hundred Thousand only (R.M33,500,000) (hereinafter referred to as the "Total Purchase Price") subject to the terms and conditions hereinafter appearing.

NOW IT TS HEREBY AGREED as follows:

XXI.           AGREEMENT FOR SALE

               Subject to the provisions of this Agreement, the Vendor shall sell and the Purchaser shall purchase the Said Property subject to the conditions of title express or implied affecting the same but otherwise free from all encumbrances and with vacant possession at the Total Purchase Price and upon the terms and subject to the conditions herein contained.


XXII.          AGREEMENT UNCONDITIONAL

               This Agreement shall be unconditional.


XXIII.         PAYMENT 0F TOTAL PURCHASE PRICE

               A. The Total Purchase Price shall be paid by the Purchaser to the Vendor on 11 March 1997 (the "Closing Date").

               B. All moneys paid to the Vendor pursuant to this Agreement are paid on the condition that they shall become repayable to the Purchaser if the Transfer (as hereinafter defined) cannot be registered for any reason whatsoever not due to the Purchaser' s default. In such event, the Vendor hereby agrees to refund all the said moneys upon the expiry of seven (7) days from the date of receipt by the Vendor of a notice from the Purchaser requesting for such refund, failing which the Vendor shall in addition pay to the Purchaser interest thereon at the rate often per centum (10%) per annum, calculated from the day next after the expiry of the said seven (7) days to the date of receipt by the Purchaser of such payment based on a three hundred and sixty-five (365) day year on the actual number of days elapsed, such interest to be payable together with the said moneys.


XXIV.          CLOSING DATE

               A. Upon payment by the Purchaser of the Total Purchase Price on or before the expiry of the Closing Date, the Vendor shall deliver or cause to be delivered to the Purchaser's Solicitors:-

                    1. the valid and registrable memorandum of transfer of the Said Property from the Vendor in favour of the Purchaser (hereinafter referred to as the "Transfer");

                    2. all other relevant documents including the issue document of title to the Said Property to effect the registration of the Purchaser as the proprietor of the Said Property, and

                    3. the latest receipts for payments of all quit rent and assessment payable in respect of the Said Property.

XXV.           THE PURCHASER'S SOLICITORS OBLIGATION IN RESPECT OF THE
               RETENTION SUM

               Shearn Delamore, of 6 Floor Wisma Penang Garden, No. 42 Jalan Sultan Ahmad Shah 10050, Penang (the "Purchaser's Solicitors") shall be paid by the Vendor on the Closing Date, such sum (hereinafter referred to as the "Retention Sum") as shall be required to be retained by the Purchaser pursuant to the provisions of the Real Property Gains Tax Act 1976 or any amendment. re-enactment or re-certification thereof (hereinafter referred to as the "Act").

XXVI.          RETENTION SUM

               The Retention Sum shall be deposited by the Purchaser' s Solicitors with a bank or other financial institution (hereinafter referred to as the "Bank") and placed on fixed deposit in the name of the Purchaser's Solicitors for periods of one (1) month each. The Purchaser's Solicitors shall, and the parties hereto hereby authorize them to do so, pay to the Director-General of the Inland Revenue Board, Malaysia, out of the Retention Sum and all interest earned thereon such sum as may be demanded by requisition as defined in the Act served on the Purchaser or the Vendor pursuant to the Act unless the Purchaser's Solicitors shall have received a notice of clearance from the Director-General to the effect that no real property gains tax is payable or that the said tax as assessed by the Director-General has been paid, as the case may be, in which event the Retention Sum shall be released forthwith to the Vendor by the Purchaser's Solicitors together with all interest earned thereon upon receipt of such notice of clearance from the Director General. PROVIDED FURTHER that if the sale and purchase hereunder of the Said Property shall be rescinded in accordance with the provisions of this Agreement, the Purchaser's Solicitors shall unless the Purchaser otherwise direct immediately cause the Retention Sum together with all interest earned thereon to be withdrawn from fixed deposit and upon withdrawal immediately pay the same (after deduction or any penalty levied by the Bank for early withdrawal) to the Purchaser.

XXVII.         COMPLIANCE WITH THE REAL PROPERTY GAINS TAX ACT 1976

               A. Each party hereto hereby covenants and undertakes with the other party hereto:-

                    1. to duly submit such notifications and execute and do all documents acts and things on each of their part to be executed and done under the Act, and

                    2. to indemnify and save harmless the other party hereto against all liabilities penalties actions proceedings demands and costs resulting from their respective default if any in complying with the Act.

               B. Without prejudice to the generality of the foregoing, the Vendor hereby undertakes that it will bear and pay all taxes if any chargeable under the Act on the disposal of the Said Property (if any) and keep the Purchaser, their successors-in-title, assigns and persons deriving title thereunder indemnified in respect thereof

XXVIII.        EXECUTION OF TRANSFER

               The parties hereto shall simultaneously with the execution of this Agreement, execute the Transfer and deliver the same to the Purchaser's Solicitors to present the same to the Collector of Stamp Duty for adjudication as to the stamp duty chargeable thereon.


XXIX.          TENANCY

               The Said Property shall be sold subject to the Tenancy.


XXX.           APPORTIONMENT OF QUIT RENT AND ASSESSMENTS

               All quit rent and assessment charges payable in respect of the Said Property shall be apportioned as at the Closing Date, as the case may be, and any sum due by virtue of such apportionment shall be paid or allowed as the case may be on the date of apportionment. PROVIDED ALWAYS that the Vendor shall indemnify the Purchaser, their successors-in-title, assigns and persons deriving title thereunder in respect of all penalties fines and damages which may arise as a result of any late payments or defaults in payment by the Vendor in respect of such quit rent and assessment charges if such are incurred prior to the date of apportionment.

XXXI.          COVENANTS, WARRANTIES AND UNDERTAKINGS OF THE VENDOR

               A. Subject to Clause 9, as at the date hereof, the Vendor hereby covenants, undertakes, warrants and represents to and with the Purchaser that:-

                    1. the Vendor has the power and authority to enter into this Agreement and to do all acts and things on its part to be done and performed pursuant hereto.

                    2. the Said Property is free from all encumbrances and to the best of this knowledge and belief no impediment exists which would impede, prevent, affect or obstruct the registration of the Transfer of the Said Property from the Vendor to the Purchaser,

                    3. there are no rates, charges., taxes or other outgoings which are in arrears and outstanding in respect of the Said Property,

                    4. all express and implied conditions of title to the Said Property have been complied with,

                    5. there are no subsisting sale and purchase agreements in respect of the Said Property or any part thereof between the Vendor and any third party or parties',

                    6. the Vendor shall not hereafter save with the consent of the Purchaser mortgage, charge, transfer, sell, convey or otherwise deal with the Said Property so as to encumber, encroach upon or divest the Purchaser of its rights, title and interest to the Said Property.

               B. The Vendor further covenants, warrants and undertakes to and with the Purchaser that all warranties and undertakings on his part herein contained will be fulfilled down to and will be true and correct at completion in all respects as if they had been entered into afresh at completion.

               C. Notwithstanding the completion of the sale and purchase hereunder, all covenants, warranties, undertakings and obligations given hereunder or undertaken herein shall continue hereafter to subsist for so long as may be necessary to give effect to each and every one of them in accordance with the terms hereof

XXXII.         INDEMNITY

               The Vendor shall indemnify the Purchaser, its successors-in-title and assigns against all losses, claims, damages and costs suffered or otherwise incurred by the Purchaser arising out of or resulting from any misrepresentation or breach of warranty or covenant of the Vendor as herein set out and against all liability in respect of any taxes fees or charges payable in respect of the Said Property prior to the Closing Date under any Act of Parliament or any instrument rule or order made under any Act of Parliament or any regulation by-law or instrument of any local authority or of any statutory or other appropriate body.

XXXIII.        ACQUISITION

               The Vendor hereby warrants and undertakes to the Purchase that as at the date of execution of this Agreement there has not been any acquisition of the Said Property or any part thereof and that the same is not subject to any acquisition or intended acquisition by any governmental statutory urban or municipal authority and that no advertisement in the Government Gazette of such intention has been published pursuant to the Land Acquisition Act 1960 or any amendment re-enactment or re-certification hereof


XXXIV.         CAVEAT

               The Purchaser shall be entitled at any time after the execution of this Agreement at its own cost and expense to lodge with the appropriate authorities a private caveat against any dealing with the Said Property unto the registration of the Transfer in favour of the Purchaser. PROVIDED THAT in the event this Agreement is terminated pursuant to the provisions hereof, the Purchaser shall at its own cost and expense withdraw the aforesaid private caveat PROVIDED FURTHER THAT for the purpose of effecting the registration of the Transfer the Purchaser shall at its own cost and expense withdraw the aforesaid private caveat.


XXXV.          TIME

               Time is of the essence of this Agreement.


XXXVI.         COSTS

               Each party shall bear its own solicitor's costs in respect of the sale and purchase hereunder. The parties shall bear in equal proportion, the expenses of all stamp and registration fees together with such other disbursements of and incidental to the registration of the Transfer of the Said Property.


XXXVII.        NOTICE

               Any notice or request with reference to this Agreement shall be in writing and shall be deemed to have been sufficiently served or given for all purposes herein on the respective parties hereto if left by hand or sent by facsimile, telex, telegram or prepaid registered post to the party to whom it is addressed at the address above stated or to such address as the addressee party may notify to the other in writing or to their respective solicitors or agents duly authorized and shall in the case of a notice or request sent by facsimile be deemed to have been served on the day of the transmission of such notice or communication provided such day is a business day and if it is not, such notice or communication shall be deemed to be served on the next succeeding business day and confirmation or transmission is received or registered and a confirmation of the facsimile is sent by prepaid registered post. Any notice or communication sent by telex, telegram or prepaid registered post shall be deemed to have been given at the time when it ought in the ordinary course of transmission or post to have been received.

XXXVIII.       SUCCESSORS, ETC. BOUND

               This Agreement shall be binding upon the respective heirs, personal representatives, successors-in-title and permitted assigns of the parties hereto.

XXXIX.         GOVERNING LAW

               The validity, interpretation and performance of this Agreement shall be interpreted in accordance with the laws of Malaysia.

XL.            MASTER ASSET PURCHASE AGREEMENT

               This Agreement is entered into to fulfill the terms of the Asset Purchase Agreement between National Semiconductor Corporation and Fairchild Semiconductor Corporation dated the same date hereof (the "Master Asset Purchase Agreement"). If there shall be any inconsistency between the provisions of this Agreement and the Master Asset Purchase Agreement, the provisions of the Master Asset Purchase Agreement shall prevail.

    IN WITNESS WHEREOF the parties hereto have hereunto set their hands hereunder.

The Vendor

Signed by                )
for and on behalf of     )
in the presence of       )


The Purchaser

Signed by                )
for and on behalf of     )
in the presence of       )

                          DATED THIS 11th DAY OF MARCH 1997



                                       BETWEEN



                            NATIONAL SEMICONDUCTOR SDN BHD
                                    (the "Vendor")


                                         AND


                      FAIRCHILD SEMICONDUCTOR (MALAYSIA) SDN BHD
                                  (the "Purchaser")







                          ---------------------------------

                             SALE AND PURCHASE AGREEMENT

                          ---------------------------------

                                       CONTENTS

NO   DESCRIPTION                                                        Page
--   -----------                                                        ----
1.   AGREEMENT FOR SALE................................................   1
2.   AGREEMENT UNCONDITIONAL...........................................   1
3.   PAYMENT OF TOTAL PURCHASE PRICE...................................   2
4.   CLOSING DATE......................................................   2
5.   THE PURCHASER'S SOLICITORS OBLIGATION IN RESPECT OF THE RETENTION
     SUM...............................................................   2
6.   RETENTION SUM.....................................................   2
7.   COMPLIANCE WITH THE REAL PROPERTY GAINS TAX ACT 1976..............   3
8.   EXECUTION OF TRANSFER.............................................   3
9.   VACANT POSSESSION.................................................   3
10.  APPORTIONMENT OF QUIT RENT AND ASSESSMENTS........................   3
11.  COVENANTS, WARRANTIES AND UNDERTAKINGS OF THE VENDOR..............   4
12.  INDEMNITY.........................................................   4
13.  AMMUM.............................................................   5
14.  CAVEAT............................................................   5
15.  TIME..............................................................   5
16.  COSTS.............................................................   5
17.  NOTICE............................................................   5
18.  SUCCESSORS, ETC. BOUND............................................   6

19.  GOVERNING LAW.....................................................   6
20.  MASTER ASSET PURCHASE AGREEMENT...................................   6

     EXECUTION.........................................................   7

THIS AGREEMENT is made this day of March 11, 1997

BETWEEN

NATIONAL SEMICONDUCTOR SDN BHD a private limited company incorporated in Malaysia having its registered address at Bayan Lepas Free Industrial Zone, 11900 Bayan Lepas, Penang, Malaysia (the "Vendor")

AND

FAIRCHILD SEMICONDUCTOR (MALAYSIA) SDN BHD a private limited company incorporated in Malaysia and having its registered office at No 16-2B, Second Floor, Jalan 1/76D, Desa Pandan, 55100 Kuala Lumpur (the "Purchaser") of the other part.


WHEREAS:-

(A) The Vendor is the registered proprietor of all that piece of land held under H.S.(D) 44 PT 169, Mukim 12 Dacrah Barat Daya, Penang, measuring approximately an area of 5 acres (hereinafter referred to as the "Said Property").

(B) The document of title to the Said Property is endorsed with express conditions and/or restrictions-in-interest.

(C) The Vendor has agreed to sell and the Purchaser has agreed to purchase the Said Property subject to the conditions of title express or implied affecting the same but otherwise free from all encumbrances and with vacant possession at the total purchase price of Ringgit Twenty Two Million Two Hundred Thousand (RM22,200,000) (hereinafter referred to as the "Total Purchase Price") subject to the terms and conditions hereinafter appearing.


NOW IT IS HEREBY AGREED as follows:

XLI.           AGREEMENT FOR SALE

               Subject to the provisions of this Agreement, the Vendor shall sell and the Purchaser shall purchase the Said Property subject to the conditions of title express or implied affecting the same but other-wise free from all encumbrances and with vacant possession at the Total Purchase Price and upon the terms and subject to the conditions herein contained.


XLII.          AGREEMENT UNCONDITIONAL

               This Agreement shall be unconditional.

XLIII.         PAYMENT OF TOTAL PURCHASE PRICE

               A. The Total Purchase Price shall be paid by the Purchaser to the Vendor on 11 March 1997 (the "Closing Date").

               B. All moneys paid to the Vendor pursuant to this Agreement are paid on the condition that they shall become repayable to the Purchaser if the Transfer (as hereinafter defined) cannot be registered for any reason whatsoever not due to the Purchaser' s default.

               In such event, the Vendor hereby agrees to refund all the said moneys upon the expiry of seven (7) days from the date of receipt by the Vendor of a notice from the Purchaser requesting for such refund, failing which the Vendor shall in addition pay to the Purchaser interest thereon at the rate often per centum (10%) per annum, calculated from the day next after the expiry of the said seven (7) days to the date of receipt by the Purchaser of such payment based on a three hundred and sixty-five (365) day year on the actual number of days elapsed, such interest to be payable together with the said moneys.


XLIV.          CLOSING DATE

               A. Upon payment by the Purchaser of the Total Purchase Price on or before the expiry of the Closing Date, the Vendor shall deliver or cause to be delivered to the Purchaser's Solicitors:-

                    1. the valid and registrable memorandum of transfer of the Said Property from the Vendor in favour of the Purchaser (hereinafter referred to as the "Transfer");

                    2. all other relevant documents including the issue document of title to the Said Property to effect the registration of the Purchaser as the proprietor of the Said Property; and

                    3. the latest receipts for payments of all quit rent and assessment payable in respect of the Said Property.

XLV.           THE PURCHASER'S SOLICITORS OBLIGATION IN RESPECT OF THE
               RETENTION SUM

               Sheam Delamore, of 6 Floor Wisma Penang Garden, No.42 Jalan Sultan Ahmad Shah 10050, Penang (the "Purchaser's Solicitors") shall be paid by the Vendor on the Closing Date, such sum (hereinafter referred to as the "Retention Sum") as shall be required to be retained by the Purchaser pursuant to the provisions of the Real Property Gains Tax Act 1976 or any amendment, re-enactment or re-certification thereof (hereinafter referred to as the "Act").


XLVI.          RETENTION SUM

               A. The Retention Sum shall be deposited by the Purchaser's Solicitors with a bank or other financial institution (hereinafter referred to as the "Bank") and placed on fixed deposit in the name of the Purchaser's Solicitors for periods of one (1) month each. The Purchaser's Solicitors shall, and the parties hereto hereby authorize them to do so, pay to the Director-General of the Inland Revenue Board, Malaysia, out of the Retention Sum and all interest earned thereon such sum as may be demanded by requisition as defined in the Act served on the Purchaser or the Vendor pursuant to the Act unless the Purchaser's Solicitors shall have received a notice of clearance from the Director-General to the effect that no real property gains tax is payable or that the said tax as assessed by the Director-General has been paid, as the case may be, in which event the Retention Sum shall be released forthwith to the Vendor by the Purchaser's Solicitors together with all interest earned thereon upon receipt of such notice of clearance from the Director General, PROVIDED FURTHER that if the sale and purchase hereunder of the Said Property shall be rescinded in accordance with the provisions of this Agreement, the Purchaser's Solicitors shall unless the Purchaser otherwise direct immediately cause the Retention Sum together with all interest earned thereon to be withdrawn from fixed deposit and upon withdrawal immediately pay the same (after deduction or any penalty levied by the Bank for early withdrawal) to the Purchaser.

XLVII.         COMPLIANCE WITH THE REAL PROPERTY GAINS TAX ACT 1976

               A. Each party hereto hereby covenants and undertakes with the other party hereto:-

                    1. to duly submit such notifications and execute and do all documents acts and things on each of their part to be executed and done under the Act; and

                    2. to indemnify and save harmless the other party hereto against all liabilities penalties actions proceedings demands and costs resulting from their respective default if any in complying with the Act.

               B. Without prejudice to the generality of the foregoing, the Vendor hereby undertakes that it will bear and pay all taxes if any chargeable under the Act on the disposal of the Said Property (if any) and keep the Purchaser, their successors-in-title, assigns and persons deriving title thereunder indemnified in respect thereof.

XLVIII.        EXECUTION OF TRANSFER

               The parties hereto shall simultaneously with the execution of this Agreement, execute the Transfer and deliver the same to the Purchasers Solicitors to present the same to the Collector of Stamp Duty for adjudication as to the stamp duty chargeable thereon.


XLIX.          VACANT POSSESSION

               Vacant possession of the Said Property shall be delivered by the Vendor to the Purchaser upon receipt of the Total Purchase Price by the Purchaser's Solicitors in accordance with Clause 3 hereof.


L.             APPORTIONMENT OF QUIT RENT AND ASSESSMENTS

               All quit rent and assessment charges payable in respect of the Said Property shall be apportioned as at the date of delivery of vacant possession of the Said Property and any sums due by virtue of such apportionment shall be paid or allowed as the case may be on the date of apportionment. PROVIDED ALWAYS that the Vendor shall indemnify the

               Purchaser, their successors-in-title, assigns and persons deriving title thereunder in respect of all penalties fines and damages which may arise as a result of any late payments or defaults in payment by the Vendor in respect of such quit rent and assessment charges if such are incurred prior to the date of apportionment.


LI.            COVENANTS, WARRANTIES AND UNDERTAKINGS OF THE VENDOR

               A. As at the date hereof, the Vendor hereby covenants, undertakes, ,warrants and represents to and with the Purchaser that:-

                    1. the Vendor the power and authority to enter into this Agreement and to do all acts and things on its part to be done and performed pursuant hereto;

                    2. the Said Properly is free from all encumbrances and to the best of this knowledge and belief no impediment exists which would impede, prevent, affect or obstruct the registration of the Transfer of the Said Properly from the Vendor to the Purchaser;

                    3. there are no rates, charges, taxes or other outgoings which are in arrears and outstanding in respect of the Said Property;

                    4. all express and implied conditions of title to the Said Property have been complied with,

                    5. there are no subsisting sale and purchase agreements in respect of the Said Property or any part thereof between the Vendor and any third party or parties';

                    6. there are no other party or parties with any valid or legal claim interest or benefit in the Said Property or any part thereof,

                    7. the Vendor shall not hereafter save with the consent of the Purchaser mortgage, charge, transfer, sell, convey or otherwise deal with the Said Property so as to encumber, encroach upon or divest the Purchaser of its rights, title and interest to the Said Property.

               B. The Vendor further covenants, warrants and undertakes to and with the Purchaser that all warranties and undertakings on his part herein contained will be fulfilled down to and will be true and correct at completion in all respects as if they had been entered into afresh at completion.

               C. Notwithstanding the completion of the sale and purchase hereunder, all covenants, warranties, undertakings and obligations given hereunder or undertaken herein shall continue hereafter to subsist for so long as may be necessary to give effect to each and every one of them in accordance with the terms hereof.

LII.           INDEMNITY

               The Vendor shall indemnify the Purchaser, its successors-in-title and assigns against all losses, claims, damages and costs suffered or otherwise incurred by the Purchaser arising out of or resulting from any misrepresentation or breach of warranty or covenant of the Vendor as herein set out and against all liability in respect of any taxes fees or charges payable in respect of the Said Property prior to the date of delivery of vacant Possession of the Said Property referred to in Clause 9 hereof under any Act of Parliament or any instrument rule or order made under any Act of Parliament or any regulation bye-law of instrument of any local authority or of any statutory or other appropriate body.



LIII.          AMMUM

               A. The Vendor hereby warrants and undertakes to the Purchase that as at the date of execution of this Agreement there has not been any acquisition of the Said Property or any par, thereof and that the same is not subject to any acquisition or intended acquisition by any governmental statutory urban or municipal authority and that no advertisement in the Government Gazette of such intention has been published pursuant to the Land Acquisition Act 1960 or by any amendment re-enactment or re-certification hereof.

LIV.           CAVEAT

               The Purchaser shall be entitled at any time after the execution of this Agreement at its own cost and expense to lodge with the appropriate authorities a private caveat against any dealing with the Said Property until the registration of the Transfer in favour of the Purchaser, PROVIDED THAT in the event this Agreement is terminated pursuant to the provisions hereof, the Purchaser shall at its own cost and expense withdraw the aforesaid private caveat PROVIDED THAT for the purpose of effecting the registration of the Transfer the Purchaser shall at its own cost and expense withdraw the aforesaid private caveat.


LV.            TIME

               Time is of the essence of this Agreement,


LVI.           COSTS

               Each party shall bear its own solicitor's costs in respect of the sale and purchase hereunder. The parties shall bear in equal proportion, the expenses of all stamp and registration fees together with such other disbursements of and incidental to the registration of the Transfer of the Said Property.


LVII.          NOTICE

               Any notice or request with reference to this Agreement shall be in writing and shall be deemed to have been sufficiently served or given for all purposes herein on the respective parties hereto if left by hand or sent by facsimile, telex, telegram or prepaid registered post to the party to whom it is addressed at the address above stated or to such address as the addressee party may notify to the other in writing or to their respective solicitors or agents duly authorized and shall in the case of a notice or request sent by facsimile be deemed to have been served on the day of the transmission of such notice or communication provided such day is a business day and if it is not, such notice or communication shall be deemed to be served on the next succeeding business day and confirmation of transmission is received or registered and a confirmation of the facsimile is sent by prepaid registered post. Any notice or communication sent by telex, telegram or prepaid registered post shall be deemed to have been given at the time when it ought in the ordinary course of transmission or post to have been received.


LVIII.         SUCCESSORS, ETC. BOUND

               This Agreement shall be binding upon the respective heirs, personal representatives, successors-in-title and permitted assigns of the parties hereto.


LIX.           GOVERNING LAW

               The validity, interpretation and performance of this Agreement shall be interpreted in accordance with the laws of Malaysia.


LX.            MASTER ASSET PURCHASE AGREEMENT

               This Agreement is entered into to fulfill the terms of the Asset Purchase Agreement between National Semiconductor Corporation and Fairchild Semiconductor Corporation dated the same date hereof (the "Master Asset Purchase Agreement"). If there shall be any inconsistency between the provisions of this Agreement and the Master Asset Purchase Agreement, the provisions of the Master Asset Purchase Agreement shall prevail.


    IN WITNESS WHEREOF the parties hereto have hereunto set their hands hereunder,



The Vendor

Signed by                     )
for and on behalf of          )
in the presence of            )


The Purchaser

Signed by                     )
for and on behalf of          )
in the presence of            )